                                                                    EXHIBIT 24.2


                              POWER OF ATTORNEY

            We, the undersigned officers and directors of ATI, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                     Title                      Date
            ---------                     -----                      ----

/s/ DONALD N. EYLER              President (Chief           )
- -------------------------        Executive Officer and Chief)
    Donald N. Eyler              Accounting Officer)        )
                                 and Director               )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )  September 2, 1994
- -------------------------                                   )
    David R. Almond                                         )
                                                            )
/s/ HARRY L. WINN, JR.           Director                   )
- -------------------------                                   )
    Harry L. Winn, Jr.                                      )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Badger Markets, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry
L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                 Title                          Date
            ---------                 -----                          ----


/s/ RONALD R. LUSIC              President (Chief      )
- -------------------------        Executive Officer)    )
    Ronald R. Lusic                                    )
                                                       )
/s/ JOHN M. THOMPSON             Vice President and    )
- -------------------------        Treasurer (Chief      )
    John M. Thompson             Financial Officer)    )
                                                       )
                                                       )
/s/ DONALD N. EYLER              Vice President        )
- -------------------------        (Chief Accounting     )
    Donald N. Eyler              Officer)              )
                                                       )
                                                       )
/s/ DAVID R. ALMOND              Director              )       September 2, 1994
- -------------------------                              )
    David R. Almond                                    )
                                                       )
/s/ MARK K. BATENIC              Director              )
- -------------------------                              )
    Mark K. Batenic                                    )
                                                       )
/s/ MICHAEL J. GEORGE            Director              )
- -------------------------                              )
    Michael J. George                                  )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Baker's Supermarkets, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                   Title                        Date
            ---------                   -----                        ----


/s/ JACK W. BAKER                Chairman, President   )
- -------------------------        and Chief             )
    Jack W. Baker                Executive Officer     )
                                                       )
                                                       )
                                                       )
/s/ JOHN M. THOMPSON             Vice President and    )
- -------------------------        Treasurer (Chief      )
    John M. Thompson             Financial Officer)    )
                                                       )
                                                       )
/s/ DONALD N. EYLER              Vice President        )
- -------------------------        (Chief Accounting     )
    Donald N. Eyler              Officer)              )
                                                       )
                                                       )
/s/ JACK W. BAKER                Director              )      September 2, 1994
- -------------------------                              )
    Jack W. Baker                                      )
                                                       )
/s/ HARRY L. WINN, JR.           Director              )
- -------------------------                              )
    Harry L. Winn, Jr.                                 )
                                                       )
/s/ THOMAS L. ZARICKI            Director              )
- -------------------------                              )
    Thomas L. Zaricki                                  )

                              POWER OF ATTORNEY


            We, the undersigned officers and directors of Ball Motor Service, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr. David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                 Title                          Date
            ---------                 -----                          ----


/s/ RONALD R. LUSIC              President (Chief      )
- -------------------------        Executive Officer)    )
    Ronald R. Lusic                                    )
                                                       )
/s/ JOHN M. THOMPSON             Vice President and    )
- -------------------------        Treasurer (Chief      )
    John M. Thompson             Financial Officer)    )
                                                       )
                                                       )
/s/ DONALD N. EYLER              Vice President        )
- -------------------------        (Chief Accounting     )
    Donald N. Eyler              Officer)              )
                                                       )
                                                       )
/s/ DAVID R. ALMOND              Director              )       September 2, 1994
- -------------------------                              )
    David R. Almond                                    )
                                                       )
/s/ MARK K. BATENIC              Director              )
- -------------------------                              )
    Mark K. Batenic                                    )
                                                       )
/s/ MICHAEL J. GEORGE            Director              )
- -------------------------                              )
    Michael J. George                                  )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Big W of Florida, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry
L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ DONALD A. LAWRENCE           President (Chief           )
- -------------------------        Executive Officer          )
    Donald A. Lawrence                                      )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ J. PAUL QUINN                Vice President-Controller  )
- -------------------------        (Chief Accounting          )
    J. Paul Quinn                Officer)                   )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )  September 2, 1994
- -------------------------                                   )
    David R. Almond                                         )
                                                            )
/s/ HARRY L. WINN, JR.           Director                   )
- -------------------------                                   )
    Harry L. Winn, Jr.                                      )
                                                            )
/s/ THOMAS L. ZARICKI            Director                   )
- -------------------------                                   )
    Thomas L. Zaricki                                       )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Boogaart Stores of Nebraska, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Central Park Super Duper, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Commercial Cold/Dry Storage Company (hereinafter the "Company") hereby severally constitute Robert
E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of D. L. Food Stores, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                     Title                      Date
            ---------                     -----                      ----



/s/ IVAN D. MULLEN               President (Chief           )
- -------------------------        Executive Officer) and     )
    Ivan D. Mullen               Director                   )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )  September 2, 1994
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Del-Arrow Super Duper, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Festival Foods, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry
L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Fleming Direct Sales Corporation (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ WILLIAM H. AHRENS            President (Chief           )
- -------------------------        Executive Officer)         )
    William H. Ahrens                                       )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )  September 2, 1994
- -------------------------                                   )
    David R. Almond                                         )
                                                            )
/s/ HARRY L. WINN, JR.           Director                   )
- -------------------------                                   )
    Harry L. Winn, Jr.                                      )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Fleming Foods of Alabama, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                     Title                      Date
            ---------                     -----                      ----



/s/ IVAN D. MULLEN               President (Chief           )
- -------------------------        Executive Officer) and     )
    Ivan D. Mullen               Director                   )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )  September 2, 1994
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Fleming Foods of Ohio, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ BASIL G. VIOLAND             President (Chief           )
- -------------------------        Executive Officer) and     )
    Basil G. Violand             Director                   )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )  September 2, 1994
- -------------------------                                   )
    David R. Almond                                         )
                                                            )
                                                            )
/s/ STEPHEN G. MANGOLD           Director                   )
- -------------------------                                   )
    Stephen G. Mangold                                      )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Fleming Foods of Tennessee, Inc. (hereinafter the "Company") hereby severally constitute Robert
E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ M. THOMAS KRIEGER            President (Chief           )
- -------------------------        Executive Officer) and     )
    M. Thomas Krieger            Director                   )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )  September 2, 1994
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Fleming Foods of Texas, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ JAMES E. STUARD              President (Chief           )
- -------------------------        Executive Officer) and     )
    James E. Stuard              Director                   )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )  September 2, 1994
- -------------------------                                   )
    David R. Almond                                         )
                                                            )
                                                            )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Fleming Foods of Virginia, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )
                                                            )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Fleming Foods East, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ JAMES V. PINCIOTTI           President (Chief           )
- -------------------------        Executive Officer)         )
    James V. Pinciotti                                      )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )  September 2, 1994
- -------------------------                                   )
    David R. Almond                                         )
                                                            )
/s/ GERALD G. AUSTIN             Director                   )
- -------------------------                                   )
    Gerald G. Austin                                        )
                                                            )
/s/ MARK K. BATENIC              Director                   )
- -------------------------                                   )
    Mark K. Batenic                                         )
                                                            )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Fleming Foods South, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ JAMES E. STUARD              President (Chief           )
- -------------------------        Executive Officer) and     )
    James E. Stuard              Director                   )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )  September 2, 1994
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Fleming Foods West, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ DIXON E. SIMPSON             President (Chief           )
- -------------------------        Executive Officer) and     )
    Dixon E. Simpson             Director                   )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )  September 2, 1994
- -------------------------                                   )
    David R. Almond                                         )
                                                            )
                                                            )
                                                            )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Fleming Foreign Sales Corporation (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ JAMES M. WALLACE             President (Chief           )
- -------------------------        Executive Officer) and     )
    James M. Wallace             Director                   )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )  September 2, 1994
- -------------------------                                   )
    David R. Almond                                         )
                                                            )
                                                            )
/s/ WILLIAM M. LAWSON, JR.       Director                   )
- -------------------------                                   )
    William M. Lawson, Jr.                                  )
                                                            )
/s/ SHARON L. LEACH              Director                   )
- -------------------------                                   )
    Sharon L. Leach                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Fleming Franchising, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ JOHN S. RUNYAN               President (Chief           )
- -------------------------        Executive Officer) and     )
    John S. Runyan               Director                   )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )  September 2, 1994
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Fleming Holdings, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry
L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Fleming International Ltd. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ J. STEVEN MOLL               President (Chief           )
- -------------------------        Executive Officer)         )
    J. Steven Moll                                          )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer)                   )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )  September 2, 1994
- -------------------------                                   )
    David R. Almond                                         )
                                                            )
                                                            )
/s/ HARRY L. WINN, JR.           Director                   )
- -------------------------                                   )
    Harry L. Winn, Jr.                                      )
                                                            )
/s/ WILLIAM M. LAWSON, JR.       Director                   )
- -------------------------                                   )
    William M. Lawson, Jr.                                  )
                                                            )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Fleming Site Media, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ JOHN S. RUNYAN               President (Chief           )
- -------------------------        Executive Officer) and     )
    John S. Runyan               Director                   )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )  September 2, 1994
- -------------------------                                   )
    David R. Almond                                         )
                                                            )
                                                            )
/s/ HARRY L. WINN, JR.           Director                   )
- -------------------------                                   )
    Harry L. Winn, Jr.                                      )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Fleming Supermarkets of Florida, Inc. (hereinafter the "Company") hereby severally constitute Robert
E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ DONALD A. LAWRENCE           President (Chief           )
- -------------------------        Executive Officer and      )
    Donald A. Lawrence           Director                   )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ J. PAUL QUINN                Vice President-Controller  )
- -------------------------        (Chief Accounting          )
    J. Paul Quinn                Officer)                   )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )  September 2, 1994
- -------------------------                                   )
    David R. Almond                                         )
                                                            )
/s/ HARRY L. WINN, JR.           Director                   )
- -------------------------                                   )
    Harry L. Winn, Jr.                                      )
                                                            )
/s/ THOMAS L. ZARICKI            Director                   )
- -------------------------                                   )
    Thomas L. Zaricki                                       )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Fleming Technology Leasing Company, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ THOMAS J. DOONER, JR.        President (Chief           )
- -------------------------        Executive Officer) and     )
    Thomas J. Dooner, Jr.        Director                   )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )  September 2, 1994
- -------------------------                                   )
    David R. Almond                                         )
                                                            )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Fleming Transportation Service, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ E. STEPHEN DAVIS             President (Chief           )
- -------------------------        Executive Officer          )
    E. Stephen Davis             and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )  September 2, 1994
- -------------------------                                   )
    David R. Almond                                         )
                                                            )
                                                            )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Food Brands, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry
L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Food-4-Less, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry
L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Food Holdings, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry
L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Food Saver of Iowa, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Gateway Development Co., Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Gateway Foods Distributors, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Gateway Foods, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry
L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Gateway Foods of Altoona, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Gateway Foods of Pennsylvania, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Gateway Foods of Twin Ports, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Gateway Foods Service Corporation (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Grand Central Leasing Corporation (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ DIXON E. SIMPSON             President (Chief           )
- -------------------------        Executive Officer) and     )
    Dixon E. Simpson             Director                   )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )
- -------------------------        (Chief Accounting          )  September 2, 1994
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ GERALD L. LISTER             Director                   )
- -------------------------                                   )
    Gerald L. Lister                                        )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Great Bend Supermarkets, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )
                                                            )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Hub City Transportation, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



                Signature                Title                       Date
                ---------                -----                       ----


/s/ J. DOUGLAS SCHNEEBERGER      President (Chief           )
- ---------------------------      Executive Officer)         )
    J. Douglas Schneeberger                                 )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- ---------------------------      Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )
- ---------------------------      (Chief Accounting          )
    Donald N. Eyler              Officer)                   )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )  September 2, 1994
- ---------------------------                                 )
    David R. Almond                                         )
                                                            )
                                                            )
/s/ MICHAEL J. GEORGE            Director                   )
- ---------------------------                                 )
    Michael J. George                                       )
                                                            )
                                                            )
/s/ RONALD R. LUSIC              Director                   )
- ---------------------------                                 )
    Ronald R. Lusic                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Kensington and Harlem, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of LAS, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ JOHN S. RUNYAN               President (Chief           )
- -------------------------        Executive Officer) and     )
    John S. Runyan               Director                   )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ RICHARD D. BEAZER            Director                   )  September 2, 1994
- -------------------------                                   )
    Richard D. Beazer                                       )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Ladysmith East IGA, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Ladysmith IGA, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry
L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Lake Markets, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry
L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of M&H DeSoto, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry
L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.




            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ PETER R. PETTIT              President (Chief           )
- -------------------------        Executive Officer)         )
    Peter R. Pettit                                         )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )  September 2, 1994
- -------------------------                                   )
    David R. Almond                                         )
                                                            )
                                                            )
/s/ HARRY L. WINN, JR.           Director                   )
- -------------------------                                   )
    Harry L. Winn, Jr.                                      )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of M&H Financial Corp. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry
L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ PETER R. PETTIT              President (Chief           )
- -------------------------        Executive Officer)         )
    Peter R. Pettit                                         )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )  September 2, 1994
- -------------------------                                   )
    David R. Almond                                         )
                                                            )
                                                            )
/s/ HARRY L. WINN, JR.           Director                   )
- -------------------------                                   )
    Harry L. Winn, Jr.                                      )
                                                            )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of M&H Realty Corp. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry
L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ PETER R. PETTIT              President (Chief           )
- -------------------------        Executive Officer)         )
    Peter R. Pettit                                         )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )  September 2, 1994
- -------------------------                                   )
    David R. Almond                                         )
                                                            )
                                                            )
/s/ HARRY L. WINN, JR.           Director                   )
- -------------------------                                   )
    Harry L. Winn, Jr.                                      )
                                                            )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Malone & Hyde, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry
L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ ROBERT F. HARRIS             Chairman of the Board      )
- -------------------------        and President (Chief       )
    Robert F. Harris             Executive Officer) and     )
                                 Director                   )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )  September 2, 1994
- -------------------------                                   )
    David R. Almond                                         )
                                                            )
                                                            )
/s/ HARRY L. WINN, JR.           Director                   )
- -------------------------                                   )
    Harry L. Winn, Jr.                                      )
                                                            )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Malone & Hyde of Lafayette, Inc. (hereinafter the "Company") hereby severally constitute Robert
E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ JOHN H. KEYSER, JR.          President (Chief           )
- -------------------------        Executive Officer)         )
    John H. Keyser, Jr.                                     )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )  September 2, 1994
- -------------------------                                   )
    David R. Almond                                         )
                                                            )
                                                            )
/s/ HARRY L. WINN, JR.           Director                   )
- -------------------------                                   )
    Harry L. Winn, Jr.                                      )
                                                            )
                                                            )
/s/ JAMES E. STUARD              Director                   )
- -------------------------                                   )
    James E. Stuard                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Manitowoc IGA, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry
L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Moberly Foods, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry
L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )  September 2, 1994
- -------------------------                                   )
    David R. Almond                                         )
                                                            )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Mt. Morris Super Duper, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Niagara Falls Super Duper, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Northern Supermarkets of Oregon, Inc. (hereinafter the "Company") hereby severally constitute Robert
E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature            Title                                     Date
            ---------            -----                                     ----


/s/ WILLIAM H. AHRENS            President (Chief           )
- -------------------------        Executive Officer)         )
    William H. Ahrens                                       )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )  September 2, 1994
- -------------------------                                   )
    David R. Almond                                         )
                                                            )
                                                            )
/s/ HARRY L. WINN, JR.           Director                   )
- -------------------------                                   )
    Harry L. Winn, Jr.                                      )
                                                            )
                                                            )
/s/ THOMAS L. ZARICKI                                       )
- -------------------------                                   )
    Thomas L. Zaricki                                       )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Northgate Plaza, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry
L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                                POWER OF ATTORNEY

            We, the undersigned officers and directors of 109 West Main Street, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of 121 East Main Street, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Peshtigo IGA, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry
L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Piggly Wiggly Corporation (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ LAWRENCE L. CRANE, JR.       President (Chief           )
- -------------------------        Executive Officer) and     )
    Lawrence L. Crane, Jr.       Director                   )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer)                   )
                                                            )
                                                            )
/s/ HARRY L. WINN, JR.           Director                   )  September 2, 1994
- -------------------------                                   )
    Harry L. Winn, Jr.                                      )
                                                            )
                                                            )
/s/ JOHN S. RUNYAN               Director                   )
- -------------------------                                   )
    John S. Runyan                                          )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Quality Incentive Company, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ RICHARD G. BROWN             President (Chief           )
- -------------------------        Executive Officer)         )
    Richard G. Brown                                        )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer)                   )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )  September 2, 1994
- -------------------------                                   )
    David R. Almond                                         )
                                                            )
                                                            )
/s/ GERALD G. AUSTIN             Director                   )
- -------------------------                                   )
    Gerald G. Austin                                        )
                                                            )
                                                            )
/s/ HARRY L. WINN, JR.           Director                   )
- -------------------------
    Harry L. Winn, Jr.

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Rainbow Transportation Services, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ MICHAEL J. GEORGE            President (Chief           )
- -------------------------        Executive Officer) and     )
    Michael J. George            Director                   )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )  September 2, 1994
- -------------------------                                   )
    David R. Almond                                         )
                                                            )

                                POWER OF ATTORNEY

     We, the undersigned officers and directors of Route 16, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


     Signature                           Title                       Date
     ---------                           -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief      )
- -------------------------        Executive Officer)    )
    Harry L. Winn, Jr.           and Director          )
                                                       )
                                                       )
/s/ JOHN M. THOMPSON             Vice President and    )
- -------------------------        Treasurer (Chief      )
    John M. Thompson             Financial Officer)    )
                                                       )
                                                       )
                                                       )       September 2, 1994
/s/ DONALD N. EYLER              Vice President        )
- -------------------------        (Chief Accounting     )
    Donald N. Eyler              Officer) and          )
                                 Director              )
                                                       )
                                                       )
/s/ DAVID R. ALMOND              Director              )
- -------------------------                              )
    David R. Almond                                    )

                                POWER OF ATTORNEY

     We, the undersigned officers and directors of Route 219, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


     Signature                           Title                       Date
     ---------                           -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief      )
- -------------------------        Executive Officer)    )
    Harry L. Winn, Jr.           and Director          )
                                                       )
                                                       )
/s/ JOHN M. THOMPSON             Vice President and    )
- -------------------------        Treasurer (Chief      )
    John M. Thompson             Financial Officer)    )
                                                       )
                                                       )
                                                       )       September 2, 1994
/s/ DONALD N. EYLER              Vice President        )
- -------------------------        (Chief Accounting     )
    Donald N. Eyler              Officer) and          )
                                 Director              )
                                                       )
                                                       )
/s/ DAVID R. ALMOND              Director              )
- -------------------------                              )
    David R. Almond                                    )

                                POWER OF ATTORNEY

     We, the undersigned officers and directors of Route 417, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


     Signature                           Title                       Date
     ---------                           -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief      )
- -------------------------        Executive Officer)    )
    Harry L. Winn, Jr.           and Director          )
                                                       )
                                                       )
/s/ JOHN M. THOMPSON             Vice President and    )
- -------------------------        Treasurer (Chief      )
    John M. Thompson             Financial Officer)    )
                                                       )
                                                       )
                                                       )       September 2, 1994
/s/ DONALD N. EYLER              Vice President        )
- -------------------------        (Chief Accounting     )
    Donald N. Eyler              Officer) and          )
                                 Director              )
                                                       )
                                                       )
/s/ DAVID R. ALMOND              Director              )
- -------------------------                              )
    David R. Almond                                    )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Richland Center IGA, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Scrivner, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry
L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ E. STEPHEN DAVID             President (Chief           )
- -------------------------        Executive Officer)         )
    E. Stephen David                                        )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
/s/ DONALD N. EYLER              Vice President             )
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ HARRY L. WINN, JR.           Director                   )  September 2, 1994
- -------------------------                                   )
    Harry L. Winn, Jr.                                      )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Scrivner-Food Holdings, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Scrivner of Alabama, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Scrivner of Illinois, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Scrivner of Iowa, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry
L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Scrivner of Kansas, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Scrivner of New York, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Scrivner of North Carolina, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Scrivner of Pennsylvania, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Scrivner of Tennessee, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Scrivner of Texas, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Scrivner Super Stores of Illinois, Inc. (hereinafter the "Company") hereby severally constitute Robert
E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Scrivner Super Stores of Iowa, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Scrivner Transportation, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


            Signature                  Title                         Date
            ---------                  -----                         ----


/s/ HARRY L. WINN, JR.           President (Chief           )
- -------------------------        Executive Officer)         )
    Harry L. Winn, Jr.           and Director               )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )  September 2, 1994
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )
- -------------------------                                   )
    David R. Almond                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Sehon Foods, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry
L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ BASIL G. VIOLAND                President (Chief        )
- -------------------------           Executive Officer) and  )
    Basil G. Violand                Director                )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON                Vice President and      )
- -------------------------           Treasurer (Chief        )
    John M. Thompson                Financial Officer)      )
                                                            )
                                                            )
/s/ DONALD N. EYLER                 Vice President          )
- -------------------------           (Chief Accounting       )
    Donald N. Eyler                 Officer)                )
                                                            )
                                                            )
/s/ HARRY L. WINN, JR.              Director                )  September 2, 1994
- -------------------------                                   )
    Harry L. Winn, Jr.                                      )
                                                            )
                                                            )
/s/ KEITH A. HIGGS                  Director                )
- -------------------------                                   )
    Keith A. Higgs                                          )
                                                            )
                                                            )
/s/ E. A. SCHULTZ                   Director                )
- -------------------------                                   )
    E. A. Schultz                                           )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Selected Products, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ ROBERT E. STAUTH             President (Chief           )
- -------------------------        Executive Officer) and     )
    Robert E. Stauth             Director                   )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer) and Director      )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )  September 2, 1994
- -------------------------                                   )
    David R. Almond                                         )
                                                            )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Sentry Markets, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry
L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


            Signature                    Title                       Date
            ---------                    -----                       ----


/s/ RONALD R. LUSIC              President (Chief           )
- -------------------------        Executive Officer)         )
    Ronald R. Lusic                                         )
                                                            )
                                                            )
/s/ JOHN M. THOMPSON             Vice President and         )
- -------------------------        Treasurer (Chief           )
    John M. Thompson             Financial Officer)         )
                                                            )
                                                            )
/s/ DONALD N. EYLER              Vice President             )
- -------------------------        (Chief Accounting          )
    Donald N. Eyler              Officer)                   )
                                                            )
                                                            )
/s/ DAVID R. ALMOND              Director                   )  September 2, 1994
- -------------------------                                   )
    David R. Almond                                         )
                                                            )
                                                            )
/s/ MARK K. BATENIC              Director                   )
- -------------------------                                   )
    Mark K. Batenic                                         )
                                                            )
                                                            )
/s/ MICHAEL J. GEORGE            Director                   )
- ------------------------                                    )
    Michael J. George                                       )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of SmarTrans, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry
L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


                Signature                Title                       Date
                ---------                -----                       ----


/s/ HARRY L. WINN, JR.                President (Chief        )
- -------------------------             Executive Officer)      )
    Harry L. Winn, Jr.                and Director            )
                                                              )
                                                              )
/s/ JOHN M. THOMPSON                  Vice President and      )
- -------------------------             Treasurer (Chief        )
    John M. Thompson                  Financial Officer)      )
                                                              )
                                                              )
/s/ DONALD N. EYLER                   Vice President          )September 2, 1994
- -------------------------             (Chief Accounting       )
    Donald N. Eyler                   Officer) and Director   )
                                                              )
                                                              )
/s/ DAVID R. ALMOND                   Director                )
- -------------------------                                     )
    David R. Almond                                           )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of South Ogden Super Duper, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


                Signature                Title                       Date
                ---------                -----                       ----


/s/ HARRY L. WINN, JR.                President (Chief        )
- -------------------------             Executive Officer)      )
    Harry L. Winn, Jr.                and Director            )
                                                              )
                                                              )
/s/ JOHN M. THOMPSON                  Vice President and      )
- -------------------------             Treasurer (Chief        )
    John M. Thompson                  Financial Officer)      )
                                                              )
                                                              )
/s/ DONALD N. EYLER                   Vice President          )September 2, 1994
- -------------------------             (Chief Accounting       )
    Donald N. Eyler                   Officer) and Director   )
                                                              )
                                                              )
/s/ DAVID R. ALMOND                   Director                )
- -------------------------                                     )
    David R. Almond                                           )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Southern Supermarkets, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


                Signature                Title                       Date
                ---------                -----                       ----


/s/ GERALD G. AUSTIN                President (Chief          )
- -------------------------           Executive Officer) and    )
    Gerald G. Austin                Director                  )
                                                              )
                                                              )
/s/ JOHN M. THOMPSON                Vice President and        )
- -------------------------           Treasurer (Chief          )
    John M. Thompson                Financial Officer)        )
                                                              )
                                                              )
/s/ DONALD N. EYLER                 Vice President            )
- -------------------------           (Chief Accounting         )
    Donald N. Eyler                 Officer)                  )
                                                              )
                                                              )
/s/ DAVID R. ALMOND                 Director                  )September 2, 1994
- -------------------------                                     )
    David R. Almond                                           )
                                                              )
                                                              )
/s/ MATTHEW G. JONAS                Director                  )
- -------------------------                                     )
    Matthew G. Jonas                                          )
                                                              )
                                                              )
/s/ STEPHEN G. MANGOLD              Director                  )
- -------------------------                                     )
    Stephen G. Mangold                                        )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Southern Supermarkets, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


                Signature                Title                       Date
                ---------                -----                       ----


/s/ JAMES E. STUARD                 President (Chief          )
- -------------------------           Executive Officer)        )
    James E. Stuard                                           )
                                                              )
                                                              )
/s/ JOHN M. THOMPSON                Vice President and        )
- -------------------------           Treasurer (Chief          )
    John M. Thompson                Financial Officer)        )
                                                              )
                                                              )
/s/ DONALD N. EYLER                 Vice President            )
- -------------------------           (Chief Accounting         )
    Donald N. Eyler                 Officer) and Director     )
                                                              )
                                                              )
/s/ DAVID R. ALMOND                 Director                  )September 2, 1994
- -------------------------                                     )
    David R. Almond                                           )
                                                              )
                                                              )
/s/ DONALD E. JEROME                Director                  )
- -------------------------                                     )
    Donald E. Jerome                                          )
                                                              )
                                                              )
/s/ STEPHEN G. MANGOLD              Director                  )
- -------------------------                                     )
    Stephen G. Mangold                                        )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Southern Supermarkets of Louisiana, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



                Signature                Title                       Date
                ---------                -----                       ----



/s/ JAMES E. STUARD                 President (Chief          )
- -------------------------           Executive Officer)        )
    James E. Stuard                                           )
                                                              )
                                                              )
/s/ JOHN M. THOMPSON                Vice President and        )
- -------------------------           Treasurer (Chief          )
    John M. Thompson                Financial Officer)        )
                                                              )
                                                              )
/s/ DONALD N. EYLER                 Vice President            )
- -------------------------           (Chief Accounting         )
    Donald N. Eyler                 Officer) and Director     )
                                                              )
                                                              )
/s/ DAVID R. ALMOND                 Director                  )September 2, 1994
- -------------------------                                     )
    David R. Almond                                           )
                                                              )
                                                              )
/s/ HARRY L. WINN, JR.              Director                  )
- -------------------------                                     )
    Harry L. Winn, Jr.                                        )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Star Groceries, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry
L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


               Signature                 Title                       Date
               ---------                 -----                       ----



/s/ RICHARD C. JUDD                President (Chief           )
- -------------------------          Executive Officer) and     )
    Richard C. Judd                Director                   )
                                                              )
                                                              )
/s/ JOHN M. THOMPSON                Vice President and        )
- -------------------------           Treasurer (Chief          )
    John M. Thompson                Financial Officer)        )
                                                              )
                                                              )
/s/ DONALD N. EYLER                 Vice President            )
- -------------------------           (Chief Accounting         )
    Donald N. Eyler                 Officer) and Director     )
                                                              )
                                                              )
/s/ DAVID R. ALMOND                 Director                  )September 2, 1994
- -------------------------                                     )
    David R. Almond                                           )
                                                              )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Store Equipment, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry
L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


                Signature                Title                       Date
                ---------                -----                       ----


/s/ RONALD R. LUSIC                President (Chief           )
- -----------------------            Executive Officer)         )
    Ronald R. Lusic                                           )
                                                              )
                                                              )
/s/ JOHN M. THOMPSON                Vice President and        )
- -------------------------           Treasurer (Chief          )
    John M. Thompson                Financial Officer)        )
                                                              )
                                                              )
/s/ DONALD N. EYLER                 Vice President            )
- -------------------------           (Chief Accounting         )
    Donald N. Eyler                 Officer)                  )
                                                              )
                                                              )
/s/ DAVID R. ALMOND                 Director                  )September 2, 1994
- -------------------------                                     )
    David R. Almond                                           )
                                                              )
                                                              )
                                                              )
/s/ MARK K. BATENIC                Director                   )
- -------------------------                                     )
    Mark K. Batenic                                           )
                                                              )
                                                              )
/s/ MICHAEL J. GEORGE              Director                   )
- -------------------------                                     )
    Michael J. George                                         )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Sundries Service, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry
L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


                Signature                Title                       Date
                ---------                -----                       ----


/s/ HARRY L. WINN, JR.                President (Chief        )
- -------------------------             Executive Officer)      )
    Harry L. Winn, Jr.                and Director            )
                                                              )
                                                              )
/s/ JOHN M. THOMPSON                  Vice President and      )
- -------------------------             Treasurer (Chief        )
    John M. Thompson                  Financial Officer)      )
                                                              )
                                                              )
/s/ DONALD N. EYLER                   Vice President          )September 2, 1994
- -------------------------             (Chief Accounting       )
    Donald N. Eyler                   Officer) and Director   )
                                                              )
                                                              )
/s/ DAVID R. ALMOND                   Director                )
- -------------------------                                     )
    David R. Almond                                           )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Switzer Foods, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry
L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


                Signature                Title                       Date
                ---------                -----                       ----


/s/ HARRY L. WINN, JR.                President (Chief        )
- -------------------------             Executive Officer)      )
    Harry L. Winn, Jr.                and Director            )
                                                              )
                                                              )
/s/ JOHN M. THOMPSON                  Vice President and      )
- -------------------------             Treasurer (Chief        )
    John M. Thompson                  Financial Officer)      )
                                                              )
                                                              )
/s/ DONALD N. EYLER                   Vice President          )September 2, 1994
- -------------------------             (Chief Accounting       )
    Donald N. Eyler                   Officer) and Director   )
                                                              )
                                                              )
/s/ DAVID R. ALMOND                   Director                )
- -------------------------                                     )
    David R. Almond                                           )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of 35 Church Street, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry
L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


                Signature                Title                       Date
                ---------                -----                       ----


/s/ HARRY L. WINN, JR.                President (Chief        )
- -------------------------             Executive Officer)      )
    Harry L. Winn, Jr.                and Director            )
                                                              )
                                                              )
/s/ JOHN M. THOMPSON                  Vice President and      )
- -------------------------             Treasurer (Chief        )
    John M. Thompson                  Financial Officer)      )
                                                              )
                                                              )
/s/ DONALD N. EYLER                   Vice President          )September 2, 1994
- -------------------------             (Chief Accounting       )
    Donald N. Eyler                   Officer) and Director   )
                                                              )
                                                              )
/s/ DAVID R. ALMOND                   Director                )
- -------------------------                                     )
    David R. Almond                                           )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Thompson Food Basket, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


                Signature                Title                       Date
                ---------                -----                       ----


/s/ HARRY L. WINN, JR.                President (Chief        )
- -------------------------             Executive Officer)      )
    Harry L. Winn, Jr.                and Director            )
                                                              )
                                                              )
/s/ JOHN M. THOMPSON                  Vice President and      )
- -------------------------             Treasurer (Chief        )
    John M. Thompson                  Financial Officer)      )
                                                              )
                                                              )
/s/ DONALD N. EYLER                   Vice President          )September 2, 1994
- -------------------------             (Chief Accounting       )
    Donald N. Eyler                   Officer) and Director   )
                                                              )
                                                              )
/s/ DAVID R. ALMOND                   Director                )
- -------------------------                                     )
    David R. Almond                                           )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of 29 Super Market, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry
L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


                Signature                Title                       Date
                ---------                -----                       ----


/s/ HARRY L. WINN, JR.                President (Chief        )
- -------------------------             Executive Officer)      )
    Harry L. Winn, Jr.                and Director            )
                                                              )
                                                              )
/s/ JOHN M. THOMPSON                  Vice President and      )
- -------------------------             Treasurer (Chief        )
    John M. Thompson                  Financial Officer)      )
                                                              )
                                                              )
/s/ DONALD N. EYLER                   Vice President          )September 2, 1994
- -------------------------             (Chief Accounting       )
    Donald N. Eyler                   Officer) and Director   )
                                                              )
                                                              )
/s/ DAVID R. ALMOND                   Director                )
- -------------------------                                     )
    David R. Almond                                           )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of 27 Slayton Avenue, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


                Signature                Title                       Date
                ---------                -----                       ----


/s/ HARRY L. WINN, JR.                President (Chief        )
- -------------------------             Executive Officer)      )
    Harry L. Winn, Jr.                and Director            )
                                                              )
                                                              )
/s/ JOHN M. THOMPSON                  Vice President and      )
- -------------------------             Treasurer (Chief        )
    John M. Thompson                  Financial Officer)      )
                                                              )
                                                              )
/s/ DONALD N. EYLER                   Vice President          )September 2, 1994
- -------------------------             (Chief Accounting       )
    Donald N. Eyler                   Officer) and Director   )
                                                              )
                                                              )
/s/ DAVID R. ALMOND                   Director                )
- -------------------------                                     )
    David R. Almond                                           )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of University Foods, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry
L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


               Signature                 Title                       Date
               ---------                 -----                       ----


/s/ JERALD R. DEWEY                President (Chief           )
- -------------------------          Executive Officer) and     )
    Jerald R. Dewey                Director                   )
                                                              )
                                                              )
/s/ JOHN M. THOMPSON               Treasurer (Chief           )
- -------------------------          Financial Officer)         )
    John M. Thompson                                          )
                                                              )
                                                              )
/s/ TOM STRONG                     Vice President             )
- -------------------------          (Chief Accounting          )
    Tom Strong                     Officer)                   )
                                                              )
                                                              )
/s/ FRANCIS J. BREWER              Director                   )September 2, 1994
- -------------------------                                     )
    Francis J. Brewer                                         )
                                                              )
                                                              )
/s/ STEPHEN G. MANGOLD             Director                   )
- -------------------------                                     )
    Stephen G. Mangold                                        )
                                                              )
                                                              )
/s/ TERRY W. ROGERS                Director                   )
- -------------------------                                     )
    Terry W. Rogers                                           )
                                                              )
/s/ GARY L. HENDRY                 Director                   )
- -------------------------                                     )
    Gary L. Hendry

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of WPC, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


               Signature                  Title                      Date
               ---------                  -----                      ----


/s/ ROBERT G. DOLAN, JR.              President (Chief        )
- -------------------------             Executive Officer)      )
    Robert G. Dolan, Jr.                                      )
                                                              )
                                                              )
/s/ JOHN M. THOMPSON                  Vice President and      )
- -------------------------             Treasurer (Chief        )
    John M. Thompson                  Financial Officer)      )
                                                              )
                                                              )
/s/ DONALD N. EYLER                   Vice President          )
- -------------------------             (Chief Accounting       )
    Donald N. Eyler                   Officer) and Director   )
                                                              )
                                                              )
/s/ DAVID R. ALMOND                   Director                )September 2, 1994
- -------------------------                                     )
    David R. Almond                                           )
                                                              )
                                                              )
/s/ HARRY L. WINN, JR.                Director                )
- -------------------------                                     )
    Harry L. Winn, Jr.                                        )

                              POWER OF ATTORNEY

            We, the undersigned officers and directors of Wissinger's, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry
L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


                Signature                Title                       Date
                ---------                -----                       ----



/s/ HARRY L. WINN, JR.                President (Chief        )
- -------------------------             Executive Officer)      )
    Harry L. Winn, Jr.                and Director            )
                                                              )
                                                              )
/s/ JOHN M. THOMPSON                  Vice President and      )
- -------------------------             Treasurer (Chief        )
    John M. Thompson                  Financial Officer)      )
                                                              )
                                                              )
/s/ DONALD N. EYLER                   Vice President          )September 2, 1994
- -------------------------             (Chief Accounting       )
    Donald N. Eyler                   Officer) and Director   )
                                                              )
                                                              )
/s/ DAVID R. ALMOND                   Director                )
- -------------------------                                     )
    David R. Almond                                           )